Exhibit 10.4

** Certain information in this exhibit has been omitted and has been filed separately with the Securities and Exchange Commission pursuant to a confidential treatment request under Rule 24b-2 of the General Rules and Regulations under the Securities Exchange Act of 1934.

EXCLUSIVE CROSS-LICENSE AGREEMENT

By and Between

IMMUNICON CORPORATION

And

KREATECH BIOTECHNOLOGY B.V.

THIS EXCLUSIVE CROSS-LICENSE AGREEMENT (hereinafter “Agreement”), dated and effective as of the Effective Date (as hereinafter defined) on behalf of each of the parties hereto and their Affiliates (as hereinafter defined), is by and between Immunicon Corporation, a corporation organized and existing under the laws of the State of Delaware, having an office at 3401 Masons Mill Road, Suite 100, Huntingdon Valley, Pennsylvania 19006 USA, and its Affiliates (“Immunicon”), and Kreatech Biotechnology B.V., a private company with limited liability incorporated under the laws of the Netherlands, having its registered office and principal place of business at Vlierweg 20, 1032 LG Amsterdam, the Netherlands, and its Affiliates (“Kreatech”).

WITNESSETH:

WHEREAS, Immunicon has expertise in and possesses proprietary technology relating to repeat-free nucleic acid probes useful in the field of fluorescent in situ hybridization (hereinafter, “FISH”) assays including patent rights and know-how relating thereto, and Kreatech has expertise in and possesses proprietary technology relating to developing, manufacturing and marketing assay products utilizing FISH technology for clinical diagnostics and life science research applications, including patent rights and know-how relating to non-enzymatic technology for the chemical labeling of bioorganic monecules, e.g., DNA, RNA, proteins, oligonucleotides and nucleotides, known as the Universal Linkage System (ULS™); and

WHEREAS, Immunicon and Kreatech have entered into a ULS® Supply and Marketing License Agreement on January 2, 2006, which agreement grants certain license and sublicense rights to Immunicon to allow Immunicon to process certain of its raw materials and products utilizing the aforementioned ULS™ technology of Kreatech; and

WHEREAS, each party has evaluated the proprietary technology of the other party and each now wishes to enter into a further and expanded business arrangement concerning the development, manufacturing, marketing and sales of products incorporating their respective proprietary technologies; and

WHEREAS, based on its evaluation of the aforesaid proprietary technology of Immunicon, Kreatech believes such proprietary technology is advantageous for producing improved Kreatech products; and

WHEREAS, as a consequence Kreatech now desires to utilize the aforesaid proprietary repeat-free nucleic acid probe technology of Immunicon in order to develop improved products containing such proprietary technology of Immunicon, and to offer such improved products for sale in countries outside of the United States of America, Canada and Mexico and their respective territories and possessions; and

Whereas, Immunicon and Kreatech now desire to expand the business arrangement between them originally established under the aforementioned ULS® Supply and Marketing License Agreement, by providing exclusive cross-licenses to each other under their respective proprietary technologies in order that Immunicon may market exclusively certain products in the United States of America, Canada and Mexico and their respective territories and possessions, and Kreatech may market exclusively certain products in the remainder of the world; and

NOW, THEREFORE, in consideration of the foregoing premises, the mutual covenants herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. DEFINITIONS.

Certain terms are used in this Agreement as specifically defined herein. In addition, the following terms shall have the meanings set forth in this Article 1:

1.1 “Affiliate” when used with respect to either Party, means any corporation, company or other entity that directly or indirectly controls, is controlled by, or is under common control with such party. For the purpose of this definition, the word “control” shall mean the direct or indirect ownership of at least fifty percent (50%) of the outstanding voting stock or equity of the corporation, company, or other entity.

1.2 “Agreement” means this Exclusive Cross-License Agreement, including all Appendices and Exhibits thereto.

1.3 “Change in Control” means a change in control over either Immunicon or Kreatech in a way that such control of the respective party’s business will be held by a surviving entity which is other than the parties having such control at the Effective Date. For the purpose of this definition, the word “control” shall mean the direct or indirect ownership of at least fifty percent (50%) of the outstanding voting stock or equity of the corporation, company, or other entity.

1.4 “Clinical Trial(s)” means human clinical testing as determined by Immunicon for Immunicon Products and by Kreatech for Kreatech Products, meeting regulatory requirements and ethical guidelines as may be specified in individual countries where clinical trials with respect to such Immunicon Products or Kreatech Products will be conducted or where such trials will be used to seek approval under Regulatory Authority requirements to market, use and sell such Immunicon Products or Kreatech Products in such country.

1.5 “Confidential Information” means (i) any proprietary or confidential information or other material in a tangible form that is marked as “confidential” at the time it is delivered to the receiving party thereof, or (ii) proprietary or confidential information disclosed orally that is identified as confidential or proprietary when disclosed and such disclosure is confirmed in writing to the receiving party as confidential or proprietary by the disclosing party within thirty (30) days following disclosure.

1.6 “Contract Year” means each January 1 to December 31 during the Term of this Agreement; provided that the first Contract Year shall begin upon the Effective Date.

1.7 “Effective Date” means April 3, 2007.

1.8 “End Users” means purchasers of Kreatech Products or Immunicon Products for their own internal use according to the Licensed Use within the respective Kreatech Territory or Immunicon Territory.

1.9 “Field of Use” means Immunicon Products and Kreatech Products as applied in fluorescence in situ hybrization (FISH).

1.10 “Immunicon” means Immunicon Corporation and its Affiliates.

1.11 “Immunicon Patent Rights” means Immunicon’s rights in information or discoveries relating to Immunicon’s repeat-free probe technology, as described and claimed in patents and/or patent applications, and all divisions, continuations, continuations-in-part, reissues, reexaminations or extensions thereof, owned by or licensed to Immunicon with the right to grant licenses thereunder, as listed in EXHIBIT A-2 hereto (which shall be updated by Immunicon from time to time during the Term of this Agreement to reflect the foregoing),, where any such patent has neither expired nor been held invalid by a court or other body of competent jurisdiction, from which no appeal has been, or may be, taken, and where any such patent application has not been abandoned, as well as all rights in technical information, Know-How, processes, procedures, protocols, techniques and formulas which are not covered by patent rights and/or patent applications but which are necessary for practicing the aforementioned patent rights and/or patent applications.

1.12 “Immunicon Probes” means the nucleic acid probes as set forth in EXHIBIT E hereto, which shall be updated by Immunicon from time to time during the Term.

1.13 “Immunicon Products” means products in the Field of Use developed by Kreatech or developed jointly by Immunicon and Kreatech and incorporating or utilizing Immunicon Patent Rights and/or Kreatech Patent Rights and services performed utilizing such products, including Immunicon Probes and/or Kreatech Probes that are used in the Field of Use, and any item, substance, material, or component thereof made, used or sold by or on behalf of Immunicon and listed in EXHBIT B, which shall be updated by Immunicon from time to time during the Term of this Agreement. For the avoidance of doubt, it is understood and agreed that within the Field of Use Kreatech products not containing Kreatech Probes that are distributed through a Third Party under a written distributorship or other legally binding sales and distribution arrangement between Kreatech and such Third Party in the Immunicon Territory, which written distributorship or sales and distribution arrangement was in existence as of the Effective Date of this Agreement or as listed in EXHIBIT G, consistent with the limitations of the exclusive license granted under Section 3.1 of this Agreement, shall not be considered Immunicon Products, and further it is understood and agreed that no license or other rights to Kreatech Products or Immunicon Products or any of the Immunicon Patent Rights is to be deemed granted, either expressly or by implication, to any Third Party under this Agreement.

1.14 “Immunicon Territory” means the United States of America, Canada and Mexico, and their respective territories and possessions.

1.15 “Know-How” means any proprietary information including, without limitation, any trade secret, that is useful in any aspect of the development, use, manufacture or sale of Immunicon Products or Kreatech Products, as the case may be, and is not publicly known, disclosed or published, including, without limitation, all pre-clinical, clinical, chemical, biochemical, toxicological, analytical, manufacturing, process, formulation and scientific research information, whether or not capable of precise separate description but that alone or when accumulated give to the one acquiring it an ability to study, test, produce, formulate or market Immunicon Products or Kreatech Products which one otherwise would not have known to study, test, produce, formulate or market in the same way.

1.16 “Kreatech” means Kreatech Biotechnology B.V. and its Affiliates.

1.17 “Kreatech Patent Rights “ means Kreatech’s rights in information or discoveries relating to Kreatech’s Universal Linkage System (ULS™), as described and claimed in patents and/or patent applications, owned by or licensed to Kreatech with the right to grant licenses thereunder, as listed in EXHIBIT A-1 hereto, and all other patents and/or patent applications owned by or licensed to Kreatech and necessary or useful in connection with the development, manufacture, use or sale of Immunicon Products, and all divisions, continuations, continuations-in-part, reissues, reexaminations or extensions thereof, where any such patent has neither expired nor been held invalid by a court or other body of competent jurisdiction, from which no appeal has been, or may be, taken, and where any such patent application has not been abandoned, as well as all rights in technical information, Know-How, processes, procedures, protocols, techniques and formulas which are not covered by patent rights and/or patent applications but which are necessary for practicing the aforementioned patent rights and/or patent applications.

1.18 “Kreatech Probes” means the nucleic acid probes as set forth in EXHIBIT F hereto, which shall be updated by Kreatech from time to time during the Term.

1.19 “Kreatech Products” means products in the Field of Use developed by Kreatech or developed jointly by Immunicon and Kreatech and incorporating or utilizing Immunicon Patent Rights and/or Kreatech Patent Rights and services performed utilizing such products, including Immunicon Probes and/or Kreatech Probes that are used in the Field of Use, and any item, substance, material, or component thereof made, used or sold by or on behalf of Kreatech and listed in EXHIBIT C, which shall be updated by Kreatech from time to time during the term of this Agreement.

1.20 “Kreatech Territory” means all countries of the world, except for the United States of America, Canada and Mexico and their respective territories and possessions.

1.21 “Licensed Use” means use of Immunicon Products and Kreatech Products by End Users in a life science research application or Regulated Use. For purposes of this Agreement, “Regulated Use” means any use that occurs in a clinical or diagnostic laboratory environment which is cleared or approved by, or for which clearance or approval could or must be sought, from the United States Food and Drug Administration (or from any comparable agency in any country other than the United States), and the use or the results thereof are subject to regulation or control by any governmental body or regulating authority. Licensed Use expressly excludes, by way of example but not in limitation of the exclusion: any human and veterinary in vivo application; any in vivo imaging application; or any therapeutic application.

1.22 “Material Breach” means a failure of a party to perform an express covenant or obligation under this Agreement or a breach of a representation or warranty of a party which failure or breach has had or would reasonably be expected to have a material adverse financial consequence to the non-failing or non-breaching party.

1.23 “Net Sales” means the gross revenues invoiced by Immunicon or Kreatech, as the case may be, from the sale of Immunicon Products by Immunicon, or from the sale of Kreatech Products by Kreatech, as the case may be, less (i) regular trade and quantity discounts; (ii) costs for insurance and transportation; (iii) taxes, tariff duties and value added taxes or other governmental levies; and (iv) amounts allowed or credited due to returns of defective products (which in any event shall never exceed the original billing or invoice amount).

1.24 “Patent rights/Third Party” shall mean all patents that have been granted and will be granted from No DE 44 45 065, where any such patent has neither expired, been abandoned nor been held invalid by a court or other body of competent jurisdiction, from which no appeal has been, or may be, taken, as well as any know-how relating to such patent(s), as far as such rights have been licensed to Kreatech in that certain Market License Agreement between Kreatech and Dyomics GmbH, of Jena, Germany (sometimes referred to as the “DY Agreement” or Dyomics agreement), granting Kreatech the right to use Dyomics’ fluorophores (also called DY-DYES) to produce ULS-DY labeling reagents, by using Kreatech’s Universal Linkage System (ULS™), as such patents are specified in EXHIBIT A-1.

1.25 “Regulatory Authority” means all governmental entities, including but not limited to the US Food and Drug Administration (“FDA”) and similar entities in other countries, regulating the development, manufacture, sale, shipping or distribution of Immunicon Products or Kreatech Products in any country or groups of countries.

1.26 “Regulatory Approval” means any authorization received from a Regulatory Authority to commence commercial marketing, sale and distribution of an Immunicon Product or a Kreatech Product in any country and any other approvals, clearances, registrations, or permits that may be required to manufacture, market, sell and distribute same.

1.27 “Reseller” means any agent, distributor or other reseller, who purchases Kreatech Products from Kreatech or Immunicon Products from Immunicon, for the sole distribution to End Users, where such Kreatech Products or Immunicon Products, as the case may be, are distributed to such End Users as supplied by Kreatech or Immunicon and are not repackaged, derivatized, modified quantitatively or qualitatively, incorporated into other commercial offerings, or separated into individual components to sell separately, other than explicitly authorized in this Agreement, according to guidelines outlined in a legal document that confirms the obligations of such Reseller to Kreatech or Immunicon, respectively.

1.28 “Term” means the period commencing upon the Effective Date and ending ten (10) years following the Effective Date.

1.29 “Third Party” means any person or entity other than Immunicon, Kreatech or their respective Affiliates.

1.30 “Transfer Price” means the price charged to Immunicon by Kreatech for each Immunicon Product supplied under this Agreement.

2. TERM AND TERMINATION.

2.1 This Agreement shall be effective for the Term, and shall be automatically extended for one (1) additional (10) year period thereafter, unless one party hereto is in Material Breach of any of its obligations hereunder at the end of the Term and has been notified by the other party of such breach as provided herein, after which date this Agreement shall expire, unless this Agreement is extended by further mutual written agreement or one of the termination options specified in this Article 2 applies. If this Agreement is extended as provided in this Section 2.1, the extension period together with the original Term shall be considered the Term.

2.2 Termination by Mutual Consent. This Agreement may be terminated at any time prior to the end of the Term upon the mutual written agreement of the parties.

2.3 Termination for Financial Difficulties. Subject to the provisions of Section 12.15, either party shall have the right to terminate this Agreement upon thirty (30) days notice to the other party, if such other party becomes involved in financial difficulties as evidenced: a) by such other party’s commencement of a voluntary case under any applicable bankruptcy code or statute, or by its authorizing, by appropriate proceedings, the commencement of such a voluntary case; or b) by such other party’s failing to receive dismissal of any involuntary case under any applicable bankruptcy code or statute within sixty (60) days after initiation of such action or petition; or c) by such other party’s seeking relief as a debtor under any applicable law of any jurisdiction relating to the liquidation or reorganization of debtors or to the modification or alteration of the rights of creditors, or by consenting to or acquiescing in such relief; or d) by the entry of an order by a court of competent jurisdiction finding such other party to be bankrupt or insolvent, or ordering or approving its liquidation, reorganization, or any modification or alteration of the rights of its creditors or assuming custody of, or appointing a receiver or other custodian for, all or a substantial part of its property or assets; or e) by such other party making an assignment for the benefit of, or entering into a composition with, its creditors, or appointing or consenting to the appointment of a receiver or other custodian for all or a substantial part of its property.

2.4 Termination for Material Breach.

a) If either party breaches or defaults in the performance or observance of any of the material provisions of this Agreement such that such breach or default constitutes a Material Breach, and such Material Breach is not cured within sixty (60) days after the giving of written notice by the other party specifying such Material Breach, the non-defaulting party shall have the right to terminate this Agreement, effective with ten (10) days further written notice to the defaulting party.

b) In the event of termination by Immunicon under this Section 2.4 (in the event of a Material Breach by Kreatech), Immunicon and/or its Affiliates, in addition to any other rights and remedies arising from such Material Breach by Kreatech, shall have the option upon further written notice to Kreatech given within thirty (30) days following such termination, to elect to maintain the rights and licenses granted hereunder with respect to Immunicon Products and shall also have the rights as set forth in this Section 2.4 b) for the time period thereafter remaining which would have constituted the Term and any extension of the Term of this Agreement, as set forth in Section 2.1, had this Agreement not been so terminated. In furtherance of the foregoing and not in limitation of any other rights of Immunicon flowing from such Material Breach by Kreatech, if this paragraph becomes operable by the exercise of such option and only during such remaining time period (but in no event for a period surviving the termination or expiration of this Agreement), Kreatech shall use its best efforts to give Immunicon and/or its Affiliates access to any intellectual property that it possesses or that it has the right to use and to procure for Immunicon licenses under all other proprietary rights absent which rights and licenses Immunicon Products would infringe a valid claim of Kreatech Patent Rights or any other proprietary rights of Kreatech, and also shall provide to Immunicon and/or its Affiliates all technical and proprietary materials, information, know-how and techniques necessary or helpful for Immunicon and/or its Affiliates to produce, or arrange an alternative supplier of, Immunicon Products. Kreatech shall also provide advice and consultation in connection therewith as reasonably requested by Immunicon and/or its Affiliates. Immunicon and/or its Affiliates may after such termination develop and have developed, manufacture and have manufactured, used and have used, market and have marketed, distribute and have distributed, and sell and have sold Immunicon Products in the Immunicon Territory for the foregoing remaining time period, Immunicon shall have no further obligation to purchase any Immunicon Products from Kreatech, and in full consideration thereof Immunicon shall pay to Kreatech [************] of its applicable Net Sales (as defined herein and in accordance with the terms and conditions applicable to the payment of royalty on Net Sales hereunder) of Immunicon Products, less Immunicon’s and/or its Affiliates’ reasonable, fully-loaded costs of manufacturing such Immunicon Products (as determined in accordance with GAAP, consistently applied).

c) In the event of termination by Kreatech under this Section 2.4 (in the event of a Material Breach by Immunicon), Kreatech and/or its Affiliates, in addition to any other rights and remedies arising from such Material Breach by Immunicon, shall have the option upon further written notice to Immunicon given within thirty (30) days following such termination, to elect to maintain the rights and licenses granted hereunder with respect to Kreatech Products and shall also have the rights as set forth in this Section 2.4 c) for the time period thereafter remaining which would have constituted the Term and any extension of the Term of this Agreement, as set forth in Section 2.1, had this Agreement not been so terminated. In furtherance of the foregoing and not in limitation of any other rights of Kreatech flowing from such Material Breach by Immunicon, if this paragraph becomes operable by the exercise of such option and only during such remaining time period (but in no event for a period surviving the termination or expiration of this Agreement), Immunicon shall use its best efforts to give Kreatech and/or its Affiliates access to any intellectual property that it possesses or that it has the right to use, and to procure for Kreatech licenses under all other proprietary rights absent which rights and licenses Kreatech Products would infringe a valid claim of Immunicon Patent Rights or any other proprietary rights of Immunicon or any Third Party. Immunicon shall also provide advice and consultation in connection therewith as reasonably requested by Kreatech and/or its Affiliates. Kreatech and/or its Affiliates may after such termination develop and have developed, manufacture and have manufactured, used and have used, market and have marketed, distribute and have distributed, and sell and have sold Kreatech Products in the Kreatech Territory for the foregoing remaining time period, and in full consideration thereof Kreatech shall pay to Immunicon [***********] of its applicable Net Sales (as defined herein and in accordance with the terms and conditions applicable to the payment of royalty on Net Sales hereunder) of Kreatech Products

2.5 The failure by a party to exercise its right to terminate this Agreement pursuant to Section 2.4 in the event of any occurrence giving rise thereto shall not constitute waiver of its rights in the event of any subsequent occurrence.

2.6 Either party shall have the right to terminate this Agreement upon the giving of six (6) months prior written notice to the other party in the event the other party fails to use reasonable commercial efforts to market and sell either Immunicon Products or Kreatech Products, as the case may be, in each of its respective Immunicon Territory or Kreatech Territory, pursuant to and in exploitation of the rights and licenses granted under this Agreement, and in such event this Agreement shall terminate at the end of such six (6) month period unless the other party has cured, to the reasonable satisfaction of the party giving such notice, its failure to use reasonable commercial efforts as set forth above. [**********************************************************************************************************.]

2.7 Except as otherwise provided in this Agreement, upon any expiration or termination of this Agreement:

a) all rights, privileges and licenses granted hereunder shall immediately terminate and revert to the party granting the same;

b) each party shall promptly return or provide to the other, upon request, all confidential information received from the other party and existing in tangible form and relevant to the rights and obligations under this Agreement, except that each party may keep an archival copy of such confidential information in its legal department to verify its obligations under this Agreement;

c) each party shall promptly destroy or transfer to the other party, at the other party’s election, all marketing, labeling, or advertising materials relating to products of the other party which it has in its possession; and

d) each party shall pay to the other party, within thirty (30) days following such expiration or termination, all amounts which may be due to the other party pursuant to the terms and conditions of this Agreement.

2.8 The provisions of Articles 1, 10, 11 and the applicable provisions of Sections 2.4, 2.5 and 4.8 hereof shall survive any expiration or termination of this Agreement, together with any other express right, obligation or duty of the parties which by its nature would survive expiration or termination.

3. LICENSE GRANTS.

3.1 Kreatech hereby grants to Immunicon within the Field of Use, while this Agreement is in effect, and Immunicon accepts upon the terms and conditions as set forth in this Agreement, a royalty-bearing, exclusive license, subject to the limitation set forth below, including the right to sub-license with the prior written consent of Kreatech (which consent shall not be unreasonably withheld) under the Kreatech Patent Rights, and a non-exclusive, royalty-free, fully paid up sub-license under the Patent Rights/Third Party, in the Immunicon Territory: (i) to offer to sell, to sell, to distribute, to import or have imported or to export or have exported the Immunicon Products to Immunicon Resellers or End Users for the Licensed Use; and (ii) to internally use and to use or have used on its behalf, to perform services for Immunicon’s customers and collaborators, the Immunicon Products for the Licensed Use within the Immunicon Territory; such exclusive license within the Field of Use shall be subject to the limitation that

[******************************************************************************************************

******]no license is granted to Immunicon by Kreatech outside the Field of Use. Furthermore, it is stated that Immunicon or its Resellers are entitled to market Immunicon Products in Immunicon’s own package and under Immunicon’s own private label, and in combination with other (raw) materials, provided that such does not affect the (chemical) structure of the Immunicon Products. While this Agreement is in effect, Immunicon shall take all steps and actions that may be necessary or desirable or which are requested by Kreatech to implement appropriate restrictions to assure that, directly or indirectly, any such Immunicon Resellers or any such End Users do not import, or have imported, into the Kreatech Territory any Immunicon Products, and also shall place express written contractual restrictions on any such Resellers or End Users and appropriate written labels on packaging materials associated with Immunicon Products setting forth such restrictions, in furtherance of the foregoing. Immunicon shall be solely responsible at its sole expense for taking any and all appropriate actions for enforcement against any such Resellers or End Users of any contravention or violation of the foregoing restrictions of which Immunicon becomes aware.

3.2 Immunicon hereby grants to Kreatech within the Field of Use, while this Agreement is in effect, under the Immunicon Patent Rights, and Kreatech accepts upon the terms and conditions as set forth in this Agreement, a royalty-bearing, exclusive license, including the right to sub-license with the prior written consent of Immunicon (which consent shall not be unreasonably withheld) in the Kreatech Territory: (i) to make or have made for it and to offer to sell, to sell, to distribute, to import or to export the Kreatech Products to Kreatech Resellers or End Users for the Licensed Use; and (ii) to internally use and to use or have used on its behalf, to perform services for Kreatech’s customers and collaborators, the Kreatech Products for the Licensed Use within the Kreatech Territory. For the avoidance of doubt, no license is granted to Kreatech by Immunicon outside the Field of Use. Furthermore, it is stated that Kreatech is entitled to market Kreatech Products in its own package and under its own private label, and in combination with other (raw) materials, provided that such does not affect the (chemical) structure of the Kreatech Products. While this Agreement is in effect, Kreatech shall take all steps and actions that may be necessary or desirable or which are requested by Immunicon to implement appropriate restrictions to assure that, directly or indirectly, any such Kreatech Resellers or any such End Users do not import, or have imported, into the Immunicon Territory any Kreatech Products, and also shall place express written contractual restrictions on any such Resellers or End Users and appropriate written labels on packaging materials associated with Kreatech Products setting forth such restrictions, in furtherance of the foregoing. Kreatech shall be solely responsible at its sole expense for taking any and all appropriate actions for enforcement against any such Resellers or End Users of any contravention or violation of the foregoing restrictions of which Kreatech becomes aware.

3.3 No other rights or licenses are granted, nor shall anything herein be deemed or construed to grant by implication, estoppel or otherwise, any rights under any intellectual property or other proprietary rights of either party, except as expressly provided herein. While this Agreement is in effect, both parties shall, by way of example and not by way of limitation, have and retain the rights to conduct any research and development or testing activity with respect to its own technology, irrespective of whether or not such activity relates to Immunicon Products or Kreatech Products.

3.4 Immunicon may request from time to time that Kreatech furnish Immunicon with additional proprietary technology of Kreatech, and to the extent the parties reasonably determine such additional Kreatech technology may be necessary to assist Immunicon in the use and enjoyment of the license granted under Paragraph 3.1, and to assist in the development, manufacture, marketing and sale of Immunicon Products, the parties may agree that such additional Kreatech technology will be subject to the terms and conditions of this Agreement, which agreement shall be set forth in a written amendment to this Agreement. Kreatech may request from time to time that Immunicon furnish Kreatech with additional proprietary technology of Immunicon, and to the extent the parties reasonably determine such additional Immunicon technology may be necessary to assist Kreatech in the use and enjoyment of the license granted under Paragraph 3.2, and to assist in the development, manufacture, marketing and sale of Kreatech Products, the parties may agree that such additional Immunicon technology will be subject to the terms and conditions of this Agreement, which agreement shall be set forth in a written amendment to this Agreement.

3.5 Ownership of Intellectual Property. All right, title, and interest in and to any intellectual property rights of either party hereto existing as of the Effective Date of this Agreement, will be retained by the current holder. All right, title, and interest in and to inventions invented solely by Immunicon personnel during the Term of this Agreement, as determined by applicable patent laws, shall be owned by Immunicon. All right, title, and interest in and to inventions invented solely by Kreatech personnel during the Term of this Agreement, as determined by applicable patent laws, shall be owned by Kreatech. Title to such all inventions made jointly by employees or agents of Immunicon, on the one hand, and employees or agents of Kreatech, on the other hand, during the Term of this Agreement shall be jointly owned by Immunicon and Kreatech as tenants in common.

4. DEVELOPMENT, MANUFACTURE, SUPPLY AND MARKETING OF IMMUNICON PRODUCTS AND KREATECH PRODUCTS.

4.1 Except as otherwise expressly provided herein, Kreatech shall develop, and shall manufacture and supply to Immunicon, Immunicon’s entire requirements of Immunicon Products during the Term, for sale, use and distribution by Immunicon and/or its Affiliates and Resellers for the Licensed Use in the Immunicon Territory. Immunicon shall in good faith make reasonable commercial efforts and expenditures to diligently market and promote sales of Immunicon Products for the Licensed Use in the Immunicon Territory.

4.2 Kreatech shall in good faith make reasonable efforts to develop, and make reasonable commercial efforts and expenditures to diligently market and promote sales of Kreatech Products for the Licensed Use in the Kreatech Territory; such good faith efforts and expenditures to be at least comparable to Kreatech’s efforts and expenditures for other Kreatech products not within the scope of this Agreement.

4.3 The parties acknowledge that in order to assure optimization of Immunicon Products and Kreatech Products, the parties must collaborate in certain development activities with respect thereto, and accordingly each party hereby agrees to cooperate and collaborate with the other party to provide such scientific, technical and other resources as it in good faith deems to be necessary to assist in such development activities hereunder. Kreatech shall be allowed to utilize its judgment and expertise in the development of Immunicon Products and Kreatech Products but recognizes that Immunicon wishes to be informed of all key decisions in advance of their execution and be afforded the opportunity to influence the same. Kreatech and Immunicon, in consultation with each other, shall conduct evaluations of Immunicon Products and Kreatech Products and evaluate the effectiveness and utilization of same.

4.4 Each party shall be responsible for managing, coordinating, implementing and administering Clinical Trials in order to commercialize Immunicon Products or Kreatech Products in their respective Immunicon Territory or Kreatech Territory in accordance with the rights and licenses granted hereunder. All such Clinical Trials shall be conducted in accordance with all applicable legal and regulatory requirements.

4.5 Each party shall provide the other with information about any proposed Immunicon Products or Kreatech Products to be developed, marketed and promoted for sale by either of them, whether or not as a catalog item, at least sixty (60) days prior to the first commercialization of such proposed Products. Such information shall include copies of any written information, such as advertising materials or information or data sheets, which refer to or describe such Products.

4.6 Product Marking. Each party shall place or cause to have placed on all Immunicon Products or Kreatech Products, as the case may be, or on the accompanying product literature, a suitable and clearly legible legend that clearly informs the End User of such Immunicon Products or Kreatech Products of the Licensed Use, such legend to be in content and language(s) appropriate to the particular country or countries where such Immunicon Products or Kreatech Products are marketed and/or sold and in conformance with all applicable governmental regulatory requirements. Such legend, in the case of products intended only for non-Regulated Use, shall include, by way of example but not limitation, the phrase “This product is licensed solely for use in life science applications that are not clinical diagnostic or therapeutic applications” or substantially equivalent language translated into the language of the area where it is marketed and sold, indicating appropriate restrictions on use of such products in accordance with the rights granted hereunder, and in accordance with any governmental authority labeling requirements in any country for products that are not approved for a Regulated Use. Each party shall provide to the other party a copy of the initial versions of labels and product literature for review and approval as to compliance with the requirements of this Agreement, at least fifteen (15) business days prior to distribution, sale or release of the associated Immunicon Product or Kreatech Product to the market.

4.7 Kreatech hereby recognizes and acknowledges that because of the legal and regulatory requirements concerning certain uses of Kreatech Products and because Immunicon is subject to certain legal compliance requirements as an entity whose securities are publicly-traded, there exists the legitimate interest of Immunicon in assuring that Kreatech Products are not used in inappropriate and impermissible ways. Accordingly, in addition to the product marking requirements herein, Kreatech shall use reasonable commercial efforts to monitor its customers and End Users of Kreatech Products sold hereunder to assure usage in compliance with the Licensed Use hereunder, and shall promptly inform Immunicon in writing of any use by any such customer or End User of which it becomes aware that is not in accordance with the Licensed Use.

4.8 Use of Trademarks, Trade Names and Trade Dress. Kreatech Products will be sold under the private label of Kreatech and not under any of Immunicon’s trade dress, trade names or trademarks. Any use of Immunicon’s trade dress, trade names and trademarks by Kreatech shall require Immunicon’s prior written consent. Kreatech is not entitled to register or otherwise claim any rights to any trade dress, trade names, trademarks, domainnames or other signs that are substantially identical or similar to Immunicon’s trade dress, trade names trademarks, domainnames or other signs. Immunicon shall have the right to sell Immunicon Products under the private label of Immunicon, however in order to facilitate the marketing, sales and commercial success of Immunicon Products, the parties acknowledge and agree that it may be advantageous for Immunicon to market and sell at least certain, if not all, Immunicon Products in the Immunicon Territory under certain trade dress and/or trade names and/or trademarks of Kreatech. Accordingly, Kreatech hereby grants to Immunicon a royalty-free, non-exclusive, right and license during the Term of this Agreement under all of Kreatech’s rights therein, to use, in association or in connection with Immunicon Products in the Immunicon Territory, any trade dress, trade name or trademark that may be associated or used in connection with Kreatech Products as listed in EXHIBIT C hereto, which list shall be updated from time to time during the Term of this Agreement by Kreatech, and any trade dress, trade name or trademark which is substantially identical or similar thereto or derived therefrom, such right and license to continue for the Term of this Agreement and to survive any termination of this Agreement under Sections 2.3 or 2.4 hereof.

4.9 Parties shall maintain a bibliography of scientific research publications relating to technical advances in and useful modifications of Kreatech Products, Immunicon Products, and Licensed Uses thereof that shall come to their knowledge. Management reviews shall be held at intervals mutually agreed between the parties, to review goals, status of marketing and sales activities with respect to Kreatech Products, Immunicon Products, customers and new developments for the Kreatech Products and Immunicon Products.

4.10 Quality Standards. Kreatech shall be solely responsible for maintaining commercially acceptable quality control and quality assurance standards for all Kreatech Products and for all Immunicon Products supplied to Immunicon by Kreatech. Such standards shall be acceptable in all respects to Immunicon and shall in all material respects be similar to and materially in accordance with Immunicon’s standard quality systems, policies and procedures. Compliance by Kreatech with the foregoing quality standards shall be subject to review and audit by Immunicon, not more than once per Contract Year during normal business hours upon reasonable prior written notice to Kreatech.

4.11 Immunicon shall be responsible for, and shall assume all costs in connection with Clinical Trials and the obtaining of Regulatory Approvals from Regulatory Authorities with respect to commercialization of Immunicon Products in the Immunicon Territory, and Kreatech shall be responsible for, and shall assume all costs in connection with Clinical Trials and the obtaining of Regulatory Approvals from Regulatory Authorities with respect to commercialization of Kreatech Products in the Kreatech Territory.

4.12 MANUFACTURING AND SUPPLY ARRANGEMENT. Except as expressly provided elsewhere in this Agreement, Kreatech shall manufacture (or cause to be manufactured) all Kreatech Products and shall manufacture and supply to Immunicon all of Immunicon’s requirements of Immunicon Products and components and materials related thereto, and shall do so in compliance with all manufacturing, import/export and other laws and regulations applicable in the Immunicon Territory and the Kreatech Territory, and Immunicon shall source its entire requirements of Immunicon Products exclusively from Kreatech, as follows:

a) All Immunicon Products supplied to Immunicon by Kreatech hereunder shall meet the specifications as set forth in EXHIBIT D hereto, as may be amended from time to time by mutual agreement of the parties (the “Immunicon Product Specifications”).

b) Kreatech shall supply reasonable quantities of Immunicon Products to Immunicon prior to commercial launch of such Immunicon Products in the Immunicon Territory, sufficient for validation of such Immunicon Products, for marketing and other promotional activities and with respect to making appropriate regulatory filings. The quantities of Immunicon Products to be so supplied shall be agreed upon in good faith by Immunicon and Kreatech. Such Immunicon Products shall meet the appropriate Immunicon Product Specifications as set forth in EXHIBIT D hereto.

c) Transfer Pricing. Immunicon shall pay to Kreatech as a Transfer Price an amount equal to [*******************************************************************************] for each Immunicon Product supplied under this Agreement that meets the Immunicon Product Specifications within thirty (30) days after receipt by Immunicon of the invoice for such Immunicon Product; provided, however, that such transfer price shall apply only [***************************************************************************************************] following which the Transfer Price shall be reduced to one hundred five percent (105%) of Kreatech’s fully-loaded cost of goods (as determined by Kreatech in accordance with GAAP, consistently applied) for each Immunicon Product thereafter supplied under this Agreement.

d) Forecasts. Immunicon shall provide to Kreatech, at least sixty (60) days prior to the beginning of each calendar quarter under this Agreement a written rolling annual forecast of the quantities of Immunicon Products that Immunicon anticipates will be required for Kreatech to supply to Immunicon, in order for Immunicon to meet market demand for such Immunicon Products in the Immunicon Territory. The first calendar quarter forecast of such rolling annual forecast in effect twelve (12) months after the first commercial sale of an Immunicon Product is made, shall be considered a Firm Forecast (which shall be binding upon the parties), and each subsequent first calendar quarter forecast of each subsequent rolling annual forecast shall also be considered a Firm Forecast. The second quarter forecast of each rolling forecast shall be considered binding within a range of [********************].

e) Unless otherwise agreed in writing Kreatech will deliver the Immunicon Products ordered - not exceeding [**] of the Firm Forecast - as specified in each purchase order and according to Article 4.13 d), provided that the date of the purchase order is not within sixty (60) days after Kreatech’s receipt of said Firm Forecast. In the event Immunicon places a purchase order for amounts exceeding the Firm Forecast [*********] Kreatech shall use commercially reasonable efforts to meet the requirements of such purchase order.

4.13	Supply Assurances; Failure To Supply

a) The parties recognize that the availability of adequate quantities of Immunicon Products and Kreatech Products, consistent with the Firm Forecasts as required under Section 4.12 d) of this Agreement, is essential for commercial success and performance under this Agreement. The parties therefore agree as follows:

b) Kreatech shall maintain an inventory of Immunicon Products sufficient to satisfy the Firm Forecasts for such items, as provided by Immunicon, for at least three months following the preceding Quarterly Forecast. Immunicon shall maintain an inventory of Immunicon Products to satisfy the next succeeding three month period in each Quarterly Forecast.

c) Kreatech shall use its best reasonable commercial efforts to supply to Immunicon adequate quantities of Immunicon Products to meet market demand for Immunicon Products in the Immunicon Territory, and shall use its best reasonable commercial efforts to make available adequate supplies of Kreatech Products to meet market demand for Kreatech Products in the Kreatech Territory, pursuant to the rights and obligations hereunder.

d) If Kreatech, for more than sixty (60) consecutive days during the term of this Agreement, for reason other than Material Breach of this Agreement by Immunicon, fails to supply to Immunicon at least [**************] of the applicable Firm Forecast with respect to Immunicon Products, applicable to such ninety (90) day period, then upon thirty (30) days written notice from Immunicon, Immunicon shall be free to make or have made Immunicon Products. unless Kreatech thereafter is able to resume its supply obligations hereunder, whereupon Immunicon shall be required to source Immunicon Products from Kreatech, but only to the extent of quantities set forth in any Firm Forecast, exclusively from Kreatech commencing with the first anniversary date of such resumption. The foregoing failure to supply shall not be considered a default giving rise to a Material Breach of this Agreement, but shall have the following described consequences: [*********************************************************************************************************

*********************************************************************************************************

*****]

e) For the avoidance of doubt, during the period that Immunicon has undertaken to meet the foregoing supply shortfalls of Immunicon Products under this Section 4.13, Immunicon shall have no obligation to purchase Immunicon Products from Kreatech hereunder. If Kreatech thereafter is able to fully resume its supply obligations hereunder, Immunicon shall resume the purchase of its requirements under this Agreement of Immunicon Products from Kreatech, under one of the following options selected by Kreatech: either commencing the day Kreatech is able to supply the Firm Forecast in which case Kreatech shall be responsible for payment of any financial penalties incurred by Immunicon under any alternate supplier contract Immunicon may have entered into with respect to supplying any Immunicon Products that Kreatech has not supplied, or with the first anniversary date of such resumption, but in either case Kreatech’s failure to supply any Immunicon Products thereafter shall not be considered a Material Breach hereunder.

5. CONSIDERATION/PAYMENTS.

5.1 In consideration of the rights and licenses granted to Immunicon by Kreatech hereunder, Immunicon shall pay to Kreatech a non-refundable, lump-sum payment of five hundred thousand US dollars (US$500,000), due and payable within sixty (60) days following the receipt by Immunicon of a Regulatory Approval from the US Food and Drug Administration to market the first Immunicon Product under this Agreement. Such lump-sum payment shall not be creditable to other payments due Kreatech hereunder.

5.2 In further consideration of the rights and licenses granted to Immunicon by Kreatech hereunder, Immunicon shall pay to Kreatech an additional, non-refundable, lump-sum payment of five hundred thousand US dollars (US$500,000), due and payable within ninety (90) days following the achievement of cumulative Net Sales of Immunicon Products in the Immunicon Territory under this Agreement of ten million US dollars (US$10,000,000).

5.3 In consideration of the rights and licenses granted hereunder, during the Term of this Agreement Immunicon shall pay to Kreatech a royalty [**********] of Immunicon’s Net Sales of Immunicon Products in the Immunicon Territory, and Kreatech shall pay to Immunicon a royalty of [*********] of Kreatech’s Net Sales of Kreatech Products in the Kreatech Territory; provided, however, that in the event, as demonstrated by Kreatech’s books and records of accounts kept in accordance with generally accepted accounting principles (“GAAP) consistently applied, as may be reasonably verified by Immunicon, such royalty payments to Immunicon result in payments to Immunicon in excess of [*****************************], the parties will negotiate in good faith a payment plan (including but not limited to terms of payment and interest thereon) allowing Kreatech to defer certain portions of payments otherwise due Immunicon as may be mutually agreed; provided, however, that in no event shall such deferral of payments extend beyond [**************] following the Effective Date of this Agreement.

5.4 Subject to Section 5.6 hereof, any payment that may be due to be paid by Immunicon to any Third Party on account of the use, sales or other transfer of Immunicon Products, shall be accounted for and paid solely by Immunicon, and any payment that may be due to be paid by Kreatech to any Third Party on account of the use, sales or other transfer of Kreatech Products, shall be accounted for and paid solely by Kreatech, and each party hereby holds the other harmless from and against any and all liabilities on account thereof.

5.5 Except as otherwise expressly provided herein, within sixty (60) days after the end of each calendar quarter of each Contract Year during the Term of this Agreement, each party shall remit to the other all royalty amounts due under Section 5.3 on their respective Net Sales during such calendar quarter.

5.6 In the event that, following the Effective Date, either party to this Agreement, upon the reasonable advice of its counsel, enters into a license agreement or other arrangement with a Third Party in order that it may utilize the rights and licenses granted hereunder without infringement of the patent or other proprietary rights of such Third Party, the party entering into such license agreement or other arrangement shall be entitled to offset, against royalty otherwise due and payable to the other party under Section 5.3, during each Contract Year of this Agreement, any royalty or other payments made to such Third Party in consideration of such license agreement or other arrangement, up to [************************]of the royalty payable to the Third Party which would otherwise be due to the other party hereunder in any Contract Year. In no event, however, shall royalty payable hereunder be reduced under this provision to [*********] of the royalty that would otherwise be due if this provision were not in effect.

6. AUDIT RIGHTS. Each party shall have the right, upon reasonable notice to the other party and during regular business hours but not more frequently than two (2) times per year, to inspect and audit the books and records of the other party directly related to the provisions of Article 4 and Article 5 of this Agreement, and upon such notice the other party shall afford reasonable access to its offices to independent public accountants or other appropriate employees or agents of the party requesting such audit acceptable to the other party, subject to appropriate assurances of confidentiality, to assure compliance with such provisions. The parties acknowledge that the provisions of this Article 6 granting certain audit rights shall in no way relieve either party of any of its obligations under this Agreement, nor shall such provisions require either party to conduct any such audits.

7. REPRESENTATIONS, WARRANTIES AND COVENANTS.

7.1 Immunicon’s Representations, Warranties, and Covenants. Immunicon hereby represents, warrants, and covenants the following:

a) Immunicon is a corporation duly organized, existing and in good standing under the laws of the State of Delaware and United States of America, with full right, power and authority to enter into and perform this Agreement and to grant the rights and licenses set forth herein to Kreatech and all of the rights, powers, and authorities herein granted.

b) The execution, delivery and performance of this Agreement do not conflict with, violate, or breach any agreement to which Immunicon is a party.

c) This Agreement has been duly executed and delivered by Immunicon and is a legal, valid and binding obligation of Immunicon in accordance with its terms.

d) Immunicon shall comply with all applicable laws, consent decrees, and regulations of any federal, state, or other governmental authority.

e) To the best of Immunicon’s knowledge and belief as of the Effective Date of this Agreement, there are no issued or pending patent or other intellectual property rights of a third party that would prevent or impair Immunicon from making and having made, offering to sell, selling, using or having used, distributing, importing or exporting the Immunicon Products in the Immunicon Territory pursuant to the rights and licenses granted hereunder.

f) Immunicon has obtained, and shall maintain while this Agreement is in effect, to the best of its knowledge and belief as of the Effective Date, all licenses and other rights under any intellectual property or other rights of any third party, which may be necessary for Kreatech to exercise the rights and licenses granted hereunder and to make and have made, offer to sell, use and have used, and sell and have sold Kreatech Products in every country in the Kreatech Territory in accordance with the terms and conditions of this Agreement, and any other rights and licenses that may be necessary for Kreatech to practice under such rights and licenses, without restriction.

g) Immunicon has had the full opportunity to have this Agreement reviewed and approved by its own legal counsel and other advisors, is entering into this Agreement having made its own independent assessment and judgment concerning the business opportunity and legal rights and obligations under this Agreement and the terms and conditions hereof, and has not been induced to enter into this Agreement in any way or by any promise not expressly set forth herein.

h) As of the Effective Date of this Agreement there are no claims, legal actions, administrative proceedings or similar adversarial actions against Immunicon or any of its Affiliates or Resellers by any Third Party which reasonably have, or which reasonably could be expected to have, a material adverse effect on the ability of Kreatech fully to exercise the rights and licenses granted hereunder or which would impair in any manner the ability of Kreatech to make and have made, offer to sell, use and have used, import and have imported, export or have exported, and sell and have sold Kreatech Products in every country in the Kreatech Territory in accordance with the terms and conditions of this Agreement.

i) EXCEPT AS OTHERWISE EXPRESSLY STATED HEREIN, IMMUNICON PATENT RIGHTS AND ANY INFORMATION, MATERIALS OR SERVICES FURNISHED BY IMMUNICON PURSUANT TO THIS AGREEMENT ARE ON AN “AS IS” BASIS. IMMUNICON MAKES NO WARRANTIES OF ANY KIND, EITHER EXPRESSED OR IMPLIED, AS TO ANY MATTER INCLUDING, BUT NOT LIMITED TO, WARRANTY OF FITNESS FOR PURPOSE, OR MERCHANTABILITY, EXCLUSIVITY OR RESULTS OBTAINED FROM USE OF ANY IMMUNICON TECHNOLOGY UNDER THIS AGREEMENT, NOR SHALL IMMUNICON BE LIABLE TO KREATECH FOR INDIRECT, SPECIAL, OR CONSEQUENTIAL DAMAGES SUCH AS LOSS OF PROFITS OR INABILITY TO USE SAID IMMUNICON PATENT RIGHTS OR ANY APPLICATIONS AND DERIVATION THEREOF. IMMUNICON DOES NOT MAKE ANY WARRANTY OF ANY KIND WITH RESPECT TO FREEDOM FROM PATENT, TRADEMARK, OR COPYRIGHT INFRINGEMENT, OR THEFT OF TRADE SECRETS AND DOES NOT ASSUME ANY LIABILITY HEREUNDER FOR ANY INFRINGEMENT OF ANY PATENT, TRADEMARK, OR COPYRIGHT ARISING FROM THE USE OF THE IMMUNICON PATENT RIGHTS, KREATECH PRODUCTS OR FROM ANY RIGHTS GRANTED OR PROVIDED TO KREATECH HEREUNDER. IMMUNICON WILL NOT MAKE ANY WARRANTY ON BEHALF OF KREATECH, EXPRESSED OR IMPLIED, TO ANY PERSON OR ENTITY CONCERNING THE APPLICATION OF OR THE RESULTS TO BE OBTAINED WITH ANY IMMUNICON PRODUCT OR THE USE OR APPLICATION OF IMMUNICON PATENT RIGHTS UNDER THIS AGREEMENT.

7.2 Kreatech’s Representations, Warranties, and Covenants. Kreatech hereby represents, warrants, and covenants the following:

a) Kreatech is duly organized, existing and in good standing under the laws of the Netherlands, and has the full right, power, and authority to enter into and perform this Agreement and to grant the rights and licenses set forth herein to Immunicon and all of the rights, powers, and authorities herein granted. The execution, delivery, and performance of this Agreement do not conflict with, violate, or breach any agreement to which Kreatech is a party.

b) This Agreement has been duly executed and delivered by Kreatech and is a legal, valid, and binding obligation of Kreatech in accordance with its terms.

c) Kreatech shall comply with all applicable laws, consent decrees, and regulations of any federal, state, or other governmental authority.

d) To the best of Kreatech’s knowledge and belief as of the Effective Date of this Agreement, there are no issued or pending patent or other intellectual property rights of a third party that would prevent or impair Kreatech from making and having made, offering to sell, selling, using or having used, distributing, importing or exporting the Kreatech Products in the Kreatech Territory pursuant to the rights and licenses granted hereunder.

e) Kreatech has obtained, to the best of its knowledge and belief as of the Effective Date, and shall use its best commercial efforts to maintain while this Agreement is in effect, all licenses and other rights under any intellectual property or other rights of any third party, which may be necessary for Immunicon to exercise the rights and licenses granted hereunder and to make and have made, offer to sell, use and have used, import and have imported, export or have exported, and sell and have sold Immunicon Products in every country in the Immunicon Territory in accordance with the terms and conditions of this

Agreement, and any other rights and licenses that may be necessary for Immunicon to practice under such rights and licenses, without restriction, provided that said required licenses and other rights under any intellectual property or other rights of any Third Party are strictly related to the manufacturing, use and sale of the ULSTM labeling compounds as claimed in Kreatech Patent Rights.

f) Kreatech has had the full opportunity to have this Agreement reviewed and approved by its own legal counsel and other advisors, is entering into this Agreement having made its own independent assessment and judgment concerning the business opportunity and legal rights and obligations under this Agreement and the terms and conditions hereof, and has not been induced to enter into this Agreement in any way or by any promise not expressly set forth herein.

g) As of the Effective Date of this Agreement there are no claims, legal actions, administrative proceedings or similar adversarial actions against Kreatech or any of its Affiliates or Resellers by any Third Party which reasonably have, or which reasonably could be expected to have, a material adverse effect on the ability of Immunicon fully to exercise the rights and licenses granted hereunder or which would impair in any manner the supply to Immunicon of Immunicon Products by Kreatech hereunder or the ability of Immunicon to make and have made, offer to sell, use and have used, import and have imported, export or have exported, and sell and have sold Immunicon Products in every country in the Immunicon Territory or the ability of Kreatech to sell Kreatech Products in the Kreatech Territory in accordance with the terms and conditions of this Agreement.

h) EXCEPT AS OTHERWISE EXPRESSLY STATED HEREIN, KREATECH PATENT RIGHTS AND ANY INFORMATION, MATERIALS OR SERVICES FURNISHED BY KREATECH PURSUANT TO THIS AGREEMENT ARE ON AN “AS IS” BASIS. KREATECH MAKES NO WARRANTIES OF ANY KIND, EITHER EXPRESSED OR IMPLIED, AS TO ANY MATTER INCLUDING, BUT NOT LIMITED TO, WARRANTY OF FITNESS FOR PURPOSE, OR MERCHANTABILITY, EXCLUSIVITY OR RESULTS OBTAINED FROM USE OF ANY KREATECH TECHNOLOGY UNDER THIS AGREEMENT, NOR SHALL KREATECH BE LIABLE TO IMMUNICON FOR INDIRECT, SPECIAL, OR CONSEQUENTIAL DAMAGES SUCH AS LOSS OF PROFITS OR INABILITY TO USE SAID KREATECH PATENT RIGHTS OR ANY APPLICATIONS AND DERIVATION THEREOF. KREATECH DOES NOT MAKE ANY WARRANTY OF ANY KIND WITH RESPECT TO FREEDOM FROM PATENT, TRADEMARK, OR COPYRIGHT INFRINGEMENT, OR THEFT OF TRADE SECRETS AND DOES NOT ASSUME ANY LIABILITY HEREUNDER FOR ANY INFRINGEMENT OF ANY PATENT, TRADEMARK, OR COPYRIGHT ARISING FROM THE USE OF THE KREATECH PATENT RIGHTS, IMMUNICON PRODUCTS OR FROM ANY RIGHTS GRANTED OR PROVIDED TO IMMUNICON HEREUNDER. KREATECH WILL NOT MAKE ANY WARRANTY ON BEHALF OF IMMUNICON, EXPRESSED OR IMPLIED, TO ANY PERSON OR ENTITY CONCERNING THE APPLICATION OF OR THE RESULTS TO BE OBTAINED WITH ANY KREATECH PRODUCT OR THE USE OR APPLICATION OF KREATECH PATENT RIGHTS UNDER THIS AGREEMENT.

7.3 Immunicon Indemnification. Immunicon shall indemnify, defend, and hold harmless Kreatech from any and all damages, cost, expenses, suits, claims and judgments (including reasonable attorney’s fees and costs) arising or alleged to arise from the conduct of Immunicon or its officers or employees or arising from any breach of any warranty hereunder by Immunicon or the making and having made, using and having used, offering to sell, selling, distributing, importing or exporting of Immunicon Products by

Immunicon, its Resellers or End Users, or from the Material Breach of any provision of this Agreement by Immunicon, except for any damages, cost, expenses, suits, claims and judgments to the extent caused by Kreatech’s breach of its warranties herein.

7.4 Kreatech Indemnification. Kreatech shall indemnify, defend, and hold harmless Immunicon from any and all damages, cost, expenses, suits, claims and judgments (including reasonable attorney’s fees and costs) arising or alleged to arise from the conduct of Kreatech or its officers or employees or arising from any breach of any warranty hereunder by Kreatech or the making and having made, using and having used, offering to sell, selling, distributing, importing or exporting of Kreatech Products by Kreatech, its Resellers or End Users, or from the Material Breach of any provision of this Agreement by Kreatech, except for any damages, cost, expenses, suits, claims and judgments to the extent caused by Immunicon’s breach of its warranties herein.

7.5 Indemnification Procedure. In the event of any claim under this Article 7, the party claiming the right to indemnity (the “Claimant”) shall promptly notify the indemnifying party (the “Indemnitor”) of such claim. Thereafter:

a) The Indemnitor will undertake the defense thereof by representatives of Indemnitor’s own choosing reasonably satisfactory to Claimant. Claimant may, at its sole option and expense, elect to participate in such defense, but the Indemnitor shall assume the direction and control of such defense. The Claimant shall, at its expense, assist in and cooperate with the Indemnitor and its agents and insurers in the defense of such claims.

b) If Indemnitor, within a reasonable time after notice of any such claim, fails to defend, Claimant will (upon further notice to the Indemnitor) have the right to undertake the defense, compromise or settlement of such claim for the account of Indemnitor, subject to the right of Indemnitor to assume the defense of such claim with counsel reasonably satisfactory to Claimant at any time prior to settlement, compromise or final determination thereof.

c) Anything in this Article 7 to the contrary notwithstanding, Indemnitor shall not, without Claimant’s prior written consent, settle or compromise any claim or consent to entry of any judgment with respect to any claim for anything other than money damages paid by Indemnitor which would have any adverse effect on Claimant. Indemnitor may, without Claimant’s prior written consent, settle or compromise any claim or consent to entry of any judgment with respect to any claim which requires solely money damages paid by Indemnitor and which includes as an unconditional term thereof the release of Claimant by the plaintiff from all liability in respect of such claim.

8.	THIRD PARTY INFRINGEMENT

8.1 Enforcement. If either party becomes aware that any of the Immunicon Patent Rights or Kreatech Patent Rights are being or have been infringed by any Third Party, such party shall promptly notify the other party hereto in writing describing the facts relating thereto in reasonable detail. Except as provided below, each party shall have the initial right, but not the obligation, to institute, prosecute and control any action, suit or proceeding (an “Action”) with respect to such infringement occurring within their respective Immunicon Territory or Kreatech Territory, including any declaratory judgment action, at its expense, using counsel of its choice. The parties shall cooperate with each other and provide such non-monetary assistance as each party may reasonably request in connection with any such Action. Any recovery of damages by a party hereto for any such Action shall be applied first in satisfaction of any costs incurred by such party relating to the Action (including attorneys’ and expert fees) and the balance remaining from any recovery ******************************************************************************.] Notwithstanding the foregoing, with respect to any infringement relating to any intellectual property or other proprietary right in or to Immunicon Patent Rights or Kreatech Patent Rights, respectively, the party possessing same shall have the first right to institute, prosecute and control any Action with respect to such infringement, including any declaratory judgment action, at its expense, using counsel of its choice. The other party shall cooperate with the party instituting, prosecuting and controlling such Action and provide such non-monetary assistance as the latter party may reasonably request in connection with any such Action. Any recovery of damages by the party instituting, prosecuting and controlling any such Action shall be applied first in satisfaction of any costs incurred by such party relating to the Action (including attorneys’ and expert fees) and the balance remaining from any recovery shall be retained by such party subject to the payment of royalty to the other party thereon as provided hereunder; [************************************************

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8.2 Joint Enforcement. In the event that a party initiates an Action pursuant to Section 8.1 above, the other party shall have the right to intervene in such Action and the initiating party shall not oppose such intervention, provided that (i) the intervening party notifies the court of its intention to intervene within one hundred twenty (120) days of its receipt of notice of the commencement of such Action, and (ii) the intervening party shares equally with the initiating party the total costs incurred by the initiating party (including, without limitation, attorneys’ and expert fees) of conducting such Action. The parties shall cooperate and provide each other such assistance as either may reasonably request in connection with any such Action, provided that the initiating party shall retain the control of the conduct and settlement of any such Action. Any recovery of damages for any such suit shall be as set forth in Section 8.1 above.

8.3 Subject to Section 8.1 hereof, in the event that a party hereto fails to initiate or defend any Action involving its respective patent rights under this Agreement as provided in Section 8.1 above, within one hundred eighty (180) days of receiving notice of any alleged infringement, the other party may, at its option, initiate and control such an Action (including Actions for past infringements), and the party failing to initiate or defend such Action shall cooperate with the other party and provide such non-monetary assistance as the other party may reasonably request in connection with any such Action. Any recovery of damages by the initiating or defending party for any such suit shall be applied first in satisfaction of any costs incurred by such party relating to the Action (including attorneys’ and expert fees), and the balance remaining from any recovery shall be divided as follows: [********************************************.] In addition to the foregoing, the party initiating or defending the Action shall have the right to be included as a co-plaintiff or named plaintiff in any such litigation for the purpose of calculating and obtaining damages due under the law or in equity adequate to compensate it for its losses.

8.4 Costs. The costs of litigation referred to in this Article 8 shall include but not be limited to such out-of-pocket expenses as court costs and court fees, reasonable travel expenses, reasonable charges for the professional services of outside counsel and experts, and shall exclude only the time that regular employees of either party involved in such litigation.

8.5 Assistance. Each party agrees that in the event that the other party prosecutes an action for infringement of under this Article 8 but cannot do so in its own name, to sign and give to, within thirty (30) days after request by the other party, all necessary documents in order for the other party to prosecute such infringement.

8.6 Third Party Claim of Infringement.

a) If a claim of patent infringement or misappropriation or wrongful use of a trade secret or other proprietary right is brought against a party hereto in any country by reason of any act conducted in the furtherance of this Agreement, or if a party becomes aware of any potentially-infringing patent or other proprietary right owned by a Third Party in any country, such party shall promptly give notice thereof to the other party and provide it with all information in its possession regarding such claim or potential infringement.

b) Each party shall indemnify, defend and hold harmless the other party against any damages, costs, expenses and liabilities (including reasonable attorneys’ fees and expenses) arising out of a claim of patent infringement or misappropriation or wrongful use of a trade secret or other proprietary right based on the manufacture, use, or anticipated sale of any Immunicon Product or Kreatech Product that embodies the indemnifying party’s invention which is the basis of such claim. The indemnifying party shall conduct the defense of any such suit for infringement, misappropriation, or misuse at its expense. The indemnified party may participate in such defense, at its option and expense, and shall furnish to the indemnifying party such assistance as it may reasonably need and request from time to time for the conduct of the defense of such suit. Neither party shall dispose of or settle any such claim in any manner which may compromise or affect the validity of any of the other party’s inventions, without that party’s prior written consent, which shall not be unreasonably withheld. No indemnification of any claim for infringement, misappropriation, or misuse shall apply hereunder where the claim arises out of the manufacture, use, or anticipated sale of products embodying joint inventions.

8.7 PATENT MARKING

Each party shall mark products marketed and sold under this Agreement with appropriate patent numbers or indicia at the other party’s instruction and election, as, when and where the other party may reasonably accommodate same, given packaging, printing schedules and other factors, in those countries where such markings have notice value as against infringing persons.

9. FORCE MAJEURE.

Neither party hereto shall be considered in default in the performance of its obligations hereunder to the extent that the performance thereof is prevented or delayed by strikes, labor difficulties, war (declared or undeclared), act of God or the public enemy, rebellions, civil strife, riots, interference by civil or military authorities, compliance with governmental laws, or rules and regulations or any other cause which is beyond the control of such party; provided, however, that the party whose performance is prevented from due performance hereunder by the force majeure shall use its reasonable efforts to remove the disability and recommence due performance hereunder at the earliest reasonable time.

10. NOTICES.

All notices which are required or permitted to be given pursuant to the terms of this Agreement shall be in writing and shall be deemed effective: (i) upon receipt if given in writing and delivered personally; or (ii) five (5) business days after it shall have been deposited in the regular mail, registered or certified mail, postage prepaid; or (iii) one (1) day after it shall have been delivered to an overnight courier service, such as Federal Express, all charges prepaid, addressed as follows:

If to Kreatech, to:

Kreatech Biotechnology B.V.

Vlierweg 20

1032 LG Amsterdam, the Netherlands

Attention: CEO

With a copy to: Manager IPR & Licensing

If to Immunicon, to:

Immunicon Corporation

3401 Masons Mill, Suite 100

Huntingdon Valley, PA 19006

Attention: Byron D. Hewett

President and Chief Executive Officer

Phone: 215.830.0777

Fax: 215.830.0751

With a copy to: Chief Counsel

Any of the addresses or addressees set forth in this Article 10 may be changed from time to time by written notice from the party requesting the change.

11. CONFIDENTIALITY OF INFORMATION.

11.1 The parties may wish, from time to time, in connection with this Agreement, to disclose certain of their Confidential Information to each other. While this Agreement is in effect and for five (5) years thereafter, a party receiving any such Confidential Information (the “Receiving Party”) shall not itself use for any purpose other than for which it was disclosed, and shall prevent the disclosure to third parties of, any and all of such Confidential Information, provided that the Receiving Party’s obligation hereunder shall not apply to information that:

a) is already in the Receiving Party’s possession at the time of disclosure thereof, as evidenced by its written records;

b) is or subsequently becomes part of the public domain through no fault or action of the Receiving Party;

c) is subsequently received by the Receiving Party from a third party having no obligation of confidentiality to the party disclosing the Confidential Information; or

d) is disclosed to third parties as required by law or governmental regulation.

11.2 Section 11.1 notwithstanding, information disclosed by one party to another shall still be deemed Confidential Information of the party disclosing such information subject to the protection of this Article 11 if such disclosed information is:

a) a specific embodiment that is only generally described by information in the public domain or the Receiving Party’s possession; or

b) a combination that can be pieced together and reconstructed from multiple sources, none of which shows the whole combination of materials, its principle of operation, and method of use.

12. MISCELLANEOUS PROVISIONS.

12.1 Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York and the United States of America, without giving regard to choice of law or conflict of law provisions.

12.2 Publicity. Neither party shall issue any press release or other publicity materials, or make any presentation with respect to the existence of this Agreement or the terms and conditions hereof without the prior written consent of the other party, which consent shall not be unreasonably withheld. This restriction shall not apply to disclosures required by law or regulation, including without limitation as may be required in connection with any filings made with the United States Securities and Exchange Commission or by the disclosure policies of a major Stock Exchange.

12.3 Modification and Amendment. No supplement, modification or amendment of this Agreement, including any Appendices or Exhibits thereof, shall be binding unless in writing and executed by Kreatech and Immunicon.

12.4 Severability. To the extent that any provision of this Agreement is found by a court of competent jurisdiction to violate any applicable law or regulation in any jurisdiction, or does so in the opinion of counsel mutually acceptable to both parties, such provision shall be deemed modified only in that jurisdiction and only to the extent necessary to comply with such law or regulation. In such circumstances, the parties agree to negotiate in good faith amendments to this Agreement designed to restore to the parties the economic benefits they held under this Agreement prior to the modification.

12.5 Counterparts and Headings. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. All headings and captions are inserted for convenience of reference only and shall not affect the meaning or interpretation of any provision hereof.

12.6 Status of the Parties. The status of Immunicon and Kreatech hereunder is solely that of independent contractors. This Agreement shall not create an agency, partnership, joint venture, or employer/employee relationship between the parties, and nothing hereunder shall be deemed to authorize either party to act for, represent or bind the other except as expressly provided in this Agreement.

12.7 Waiver. No waiver of any right under this Agreement shall be deemed effective unless such waiver is in writing and signed by the party charged with such waiver, and no waiver of any right shall be deemed to be a waiver of any future right or any other right arising under this Agreement. All rights, remedies, undertakings, obligations and agreements contained in this Agreement shall be cumulative and none of them shall be a limitation of any other remedy, right, undertaking, obligation or agreement.

12.8 Other Patents and Trademarks. Except as expressly set forth herein, no right or license is granted by either party hereunder, to use or practice any patent rights of the other party, or to use the name, trademarks or tradenames of the other party. Nothing in this Agreement shall be construed as conferring any right on either party to use or exploit any trade secret or other proprietary right of the other party, except as expressly set forth herein or as may be otherwise separately agreed in writing by the parties.

12.9 Dispute Resolution.

a) In the event of any dispute between the parties concerning this Agreement, the parties shall first attempt a resolution thereof by referring the dispute to senior management representatives of each party who shall discuss the matter between them and attempt to reach a reasonable compromise or other disposition of the dispute. In the event such a compromise or disposition cannot be achieved, any dispute, except a dispute involving infringement of Third Party intellectual property rights or any intellectual property rights owned or controlled by a party, shall be submitted to arbitration, which shall be exclusive, final, binding, and conducted by one arbitrator in accordance with the rules of the American Arbitration Association (“AAA”) applicable to commercial disputes. The decision of the arbitrators shall be final and in writing setting forth the award and the reasons therefore. All hearings in the arbitration shall be held in [xxxxxxx] and the arbitrator shall apply the substantive law of [xxxxxxxxxx] (except where the law conflicts with this clause) except that the interpretation and enforcement of this arbitration provision shall be governed by the Federal Arbitration Act. The arbitrator shall be neutral, independent, disinterested, impartial and shall abide by the Code of Ethics for Arbitrators in Commercial Disputes approved by the AAA. Within thirty (30) days of initiation of arbitration, the parties shall reach agreement upon and thereafter follow procedures assuring that the arbitration will be concluded and the award rendered within no more than three (3) months from selection of the arbitrator. Failing such agreement, the AAA will design and the parties will follow procedures that meet such a time schedule. Each party has the right before or, if the arbitrator cannot hear the matter within an acceptable period, during the arbitration to seek and obtain from the appropriate court provisional remedies such as attachment, preliminary injunction, replevin, etc., to avoid irreparable harm, maintain the status quo or preserve the subject matter of the arbitration. Depositions shall not be permitted in any arbitration unless the arbitrator decides otherwise upon good cause shown by a party. Each party shall bear its own fees and expenses, including attorneys’ fees. The fees and expenses of the arbitrator and the cost of the arbitration shall be borne equally by the parties. THE ARBITRATOR SHALL NOT AWARD ANY PARTY PUNITIVE, EXEMPLARY, MULTIPLIED OR CONSEQUENTIAL DAMAGES, AND EACH PARTY HEREBY IRREVOCABLY WAIVES ANY RIGHT TO SEEK SUCH DAMAGES. NO PARTY MAY SEEK OR OBTAIN PREJUDGMENT INTEREST OR ATTORNEYS’ FEES OF COSTS. Any decision of the arbitrator may be entered as a judgment in any court of competent jurisdiction and may be enforced as such in accordance with the provisions of the award. This agreement to arbitrate shall be specifically enforceable by the parties.

b) Any dispute involving infringement of Third Party intellectual property rights or any intellectual property rights owned or controlled by a party, will be resolved exclusively in the Federal courts located in [******]. Each of the parties hereby expressly submits to the personal jurisdiction of the foregoing courts located [*******] and waives any objection or defense based on personal jurisdiction or venue that might otherwise be asserted to proceedings in such courts. The parties further hereby irrevocably waive, to the fullest extent permitted by law, all rights to trial by jury in any action, proceeding or counterclaim (whether in contract, statute, tort (including negligence) or otherwise) relating to or arising from this Agreement. In any litigation, each party shall bear its own fees and expenses, including attorneys’ fees.

12.10 Entire Agreement. This Agreement constitutes the entire agreement between the parties hereto relating to the subject matter hereof and supersedes all prior or contemporaneous negotiations, representations, agreements and understandings of the parties relating to such subject matter, whether written or oral; [*******************************************************************************] Any Appendices referred to in this Agreement are incorporated by reference and made a part of this Agreement. The terms of any other written document or acknowledgment prepared in connection with this Agreement shall be binding on the parties only to the extent not inconsistent herewith.

12.11 This Agreement has been jointly drafted by the parties and neither this Agreement nor any provision hereof shall be construed against either party merely because such party primarily or fully drafted any provision hereof.

12.12 ASSIGNMENT.

Except as otherwise expressly provided herein, this Agreement may not be assigned by either party hereto, whether by operation of law or otherwise, without the prior written consent of the other party hereto, and any such attempted assignment shall be void and unenforceable; provided, however, that either party may assign its rights and obligations hereunder without the consent of the other party to an Affiliate of such party, to a successor in interest to substantially all of the stock, equity or assets of such party to which this Agreement relates or to the surviving entity in the event of a Change in Control as herein defined and, with respect to Kreatech, subject to the provisions of Section 12.13; and further provided, however, that any such successor in interest or surviving entity with respect to either party hereunder shall agree in writing to be bound by all of the terms and conditions of this Agreement.

12.13 Change in Control of Kreatech.

a) In the event Kreatech becomes subject to a bona fide offer from a Third Party to effect a proposed Change in Control of Kreatech as defined herein, Kreatech shall notify Immunicon in writing promptly following the receipt of such offer, and whereupon Immunicon shall have the option, upon payment [** *****************************] to Kreatech, at any time following notification of such offer the right of access to Kreatech intellectual property and to assume the development and manufacture of, or have developed and manufactured for it, Immunicon Products under the same terms and conditions and to the same extent as set forth in Section 2.4 b) hereof as would come into effect upon a Material Breach by Kreatech, the provisions of Section 4.12 c) shall be of no further effect and Immunicon shall no longer be obligated to obtain its requirements of Immunicon Products from Kreatech, such Third Party or its any successor entity to Kreatech.

b) Notwithstanding any other provision of this Agreement, no Change in Control of Kreatech effectuated by any Third Party shall be effective and any attempted change in Control in contravention of this paragraph shall be considered null and void, unless as a condition precedent to any such Change in Control, any such Third Party effectuating a Change in Control of Kreatech (“Acquirer”) shall provide written acknowledgment, as a provision in any agreement of merger or sale or equivalent document at the time of closing of the transaction governing such Change in Control, of assumption by such Third Party of all of the obligations and liabilities of Kreatech under this Agreement, in a form substantially as set forth in EXHIBIT H hereto. Any such Third Party shall provide a written confirmation of the foregoing, including a copy of any such agreement of merger or sale or equivalent document, to Immunicon immediately upon the closing of such transaction.

c) In the event of any Change in Control effectuated by any Third Party as provided above, notwithstanding any other provision of this Agreement, Immunicon shall have the right, upon written notice provided to such Third Party within thirty (30) days following the notice of such Change in Control in accordance with paragraph 12.13 b), to extend the Term of this Agreement by [*******] from the date of closing of the transaction governing such Change In Control, and in addition upon written notice provided to such Third Party or any successor entity to this Agreement prior to the end of such initial [*** ******] extension period, Immunicon may elect at its option to extend the Term for an additional extension period of [**************] following the end of such [******] xtension period.

d) Immunicon may, in addition to any other rights and remedies available to it hereunder for enforcement of the provisions of this Section 12.13 and notwithstanding any other provision of this Agreement, undertake a legal action to obtain an order or decree to compel specific performance of these provisions (or to obtain an equivalent order or decree), in any court of competent jurisdiction selected by Immunicon, and Kreatech and any such Third Party effectuating such Change in Control of Kreatech hereby irrevocably consent to the jurisdiction and authority of any such court with respect to, and irrevocably waive all rights to oppose, any such action.

12.14 The parties acknowledge that they may seek to convey or transfer the rights, licenses and obligations hereunder, in their entirety or substantially in their entirety, to a Third Party, and each party also acknowledges that the definitive terms and conditions of any such conveyance or transfer are difficult to determine at the Effective Date of this Agreement. However, the parties agree that, if either of them receives a bona fide offer or solicitation from a Third Party to convey or transfer the rights, licenses and obligation hereunder to such Third Party in their entirety or substantially in their entirety, such offer or solicitation will be referred to Immunicon and Immunicon shall have the sole right and responsibility, with the consultation and advice of Kreatech, to negotiate with such Third Party in good faith toward conclusion of an agreement in principle and a definitive agreement with such Third Party for the conveyance or transfer of such rights, licenses and obligations. Any such prospective conveyance or transfer during the Term of this Agreement shall be pursuant to one or more definitive written instruments containing terms and conditions mutually agreeable to both parties; provided however, that the parties intend that any such definitive instruments shall provide, inter alia, that the net proceeds of such transaction be divided [******************************]; and provided additionally, however, that the parties further intend that if such a transaction occurs [**********************************************************************************************************

*************************************************.]

12.15 Bankruptcy. The parties acknowledge that this Agreement is an “executory contract” as provided in Section 365(n) of Title 11, United States Code (the “U.S. Bankruptcy Code”) and contains licenses to “intellectual property,” as provided in Section 365(n) thereof. All rights and licenses granted under or pursuant to this Agreement by one party (“Licensor”) to the other party (“Licensee”) are, for all purposes of Section 365(n) of Title 11 of the U.S. Code (“Title 11”), licenses of rights to intellectual property as defined in Title 11. Each party agrees during the term of this Agreement to create and maintain current copies or, if not amenable to copying, detailed descriptions or other appropriate embodiments, of all such intellectual property. If a case is commenced by or against any party hereto under Title 11, then, unless and until this Agreement is rejected as provided in Title 11, such party (in any capacity, including debtor-in-possession) and its successors and assigns (including, without limitation, a Title 11 trustee) shall either perform all of the obligations provided in this Agreement to be performed by such party or provide to the other party all such intellectual property (including all embodiments thereof) held by such party and such successors and assigns, as the other party may elect in a written request, immediately upon such request. If a Title 11 case is commenced by or against a party, this Agreement is rejected as provided in Title 11 and the other party elects to retain its rights hereunder as provided in Title 11, then such party (in any capacity, including debtor-in-possession) and its successors and assigns (including, without limitation, a Title 11 trustee) shall provide to the other party all such intellectual property (including all embodiments thereof) held by such party and such successors and assigns immediately upon the other party’s written request therefore. All rights, powers and remedies of any party, as a Licensee hereunder, provided herein are in addition to and not in substitution for any and all other rights, powers and remedies now or hereafter existing at law or in equity (including, without limitation, Title 11) in the event of the commencement of a Title 11 case by or against the other party. Licensee, in addition to the rights, powers and remedies expressly provided herein, shall be entitled to exercise all other such rights and powers and resort to all other such remedies as may now or hereafter exist at law or in equity (including Title 11) in such event. Each party further acknowledges that if it as a debtor in possession or a trustee in bankruptcy in a case under the U.S. Bankruptcy Code (or in a case under the applicable laws of any other country) rejects this Agreement, the other party may elect to retain its rights under this Agreement as provided in Section 365(n) of the U.S. Bankruptcy Code (or such other country’s applicable law) to the fullest extent permitted by law, subject to all of such party’s obligations and restrictions hereunder. Upon written request of one party to the other party or to an applicable bankruptcy trustee, the other party or such bankruptcy trustee shall not interfere with the rights of the requesting party as provided in this Agreement, except as otherwise provided by law or equity.

IN WITNESS WHEREOF, the parties hereto have set their hands through their duly authorized representatives, whereby they evidence their intention to be legally bound.

Kreatech Biotechnology B.V.	Immunicon Corporation

By:	By:
Name:	Name:	Byron D. Hewett
Title:	Title:	President and CEO
Date:	Date:

Exhibit A-1 Kreatech Patent Rights

Cross license KREATECH / Immunicon

Exhibit A-1

Kreatech patent portfolio

Acronym	nickname	Priority Date	Patent App. nr	PCT appl nr	Interantional publication	USA	Europe	Other countries
[******	******	******	******	******	******	******	******	******
[******	******	******	******	******	******	******	******	******
[******	******	******	******	******	******	******	******	******
[******	******	******	******	******	******	******	******	******
[******	******	******	******	******	******	******	******	******
[******	******	******	******	******	******	******	******	******
[******	******	******	******	******	******	******	******	******
[******	******	******	******	******	******	******	******	******
[******	******	******	******	******	******	******	******	******
[******	******	******	******	******	******	******	******	******
[******	******	******	******	******	******	******	******	******
[******	******	******	******	******	******	******	******	******
[******	******	******	******	******	******	******	******	******

Exhibit A-2 Immunicon Patent Rights

Filing Date	Nickname	Patent Application No.	Title
*********	*********	*********	*********
*********	*********	*********	*********

Exhibit B Immunicon Products

To be listed and updated from time to time by Immunicon during the Term of this Agreement

Exhibit C Kreatech Products

Milestone I is reached when the first 250 Catalogue nid# are available All Unique nrs should be part of the first 250 Catalogue nrs

Unique #	Product Code	Descriptions Location/Marker CML	Colour
	1 ***	***	***
	2 ***	***	***
	3 ***	***	***
	4 ***	***	***
***
	5 ***	***	***
	6 ***	***	***
	7 ***	***	***
	8 ***	***	***
	9 ***	***	***
	10 ***	***	***
	11 ***	***	***
	12 ***	***	***
	13 ***	***	***
	14 ***	***	***
***
	15 ***	***	***
	16 ***	***	***
	17 ***	***	***
	18 ***	***	***
***
	19 ***	***	***
	20 ***	***	***
	21 ***	***	***
	22 ***	***	***
***
	23 ***	***	***
		***	***
	24 ***	***	***
	25 ***	***	***
	26 ***	***	***
	27 ***	***	***
	28 ***	***	***
***
	29 ***	***	***
	30 ***	***	***
	31 ***	***	***
	32 ***	***	***
	33 ***	***	***
	34 ***	***	***
***
	35 ***	***	***
	36 ***	***	***
	37 ***	***	***
	38 ***	***	***

Milestone I is reached when the first 250 Catalogue nid# are available

All Unique nrs should be part of the first 250 Catalogue nrs

Unique #	Product Code	Descriptions Location/Marker	Colour
Prenatal		***
	39 ***	***	***
	40 ***	***	***
	41 ***	***	***
	42 ***	***	***
	43 ***	***	***
***
***
	44 ***	***	***
***
***
	45 ***	***	***
***
***
	46 ***	***	***
***
***
	47 ***	***	***
***
	48 ***	***	***
***
	49 ***	***	***
	50 ***	***	***
	51 ***	***	***
	52 ***	***	***
	53 ***	***	***
	54 ***	***	***
	55 ***	***	***
	56 ***	***	***
	57 ***	***	***
	58 ***	***	***
	59 ***	***	***
	60 ***	***	***
CEP		***
	61 ***	***	***
	62 ***	***	***
	63 ***	***	***
	64 ***	***	***
	65 ***	***	***
	66 ***	***	***
	67 ***	***	***
	68 ***	***	***
	69 ***	***	***
	70 ***	***	***
	71 ***	***	***

Milestone I is reached when the first 250 Catalogue nid# are available All Unique nrs should be part of the first 250 Catalogue nrs

Unique #	Product Code	Descriptions Location/Marker	Colour
	72 ***	***	***
	73 ***	***	***
	74 ***	***	***
	75 ***	***	***
	76 ***	***	***
	77 ***	***	***
	78 ***	***	***
	79 ***	***	***
	80 ***	***	***
	81 ***	***	***
	82 ***	***	***
	83 ***	***	***
	84 ***	***	***
	85 ***	***	***
	86 ***	***	***
	87 ***	***	***
	88 ***	***	***
	89 ***	***	***
	90 ***	***	***
	91 ***	***	***
	92 ***	***	***
	93 ***	***	***
	94 ***	***	***
	95 ***	***	***
	96 ***	***	***
	97 ***	***	***
	98 ***	***	***
	99 ***	***	***
	100 ***	***	***
	101 ***	***	***
	102 ***	***	***
	103 ***	***	***
	104 ***	***	***
	105 ***	***	***
	106 ***	***	***
	107 ***	***	***
	108 ***	***	***
	109 ***	***	***
	110 ***	***	***
	111 ***	***	***
	112 ***	***	***
	113 ***	***	***
	114 ***	***	***
	115 ***	***	***
	116 ***	***	***

Milestone I is reached when the first 250 Catalogue nid# are available All Unique nrs should be part of the first 250 Catalogue nrs

Unique #	Product Code	Descriptions Location/Marker	Colour
	117 ***	***	***
	118 ***	***	***
	119 ***	***	***
	120 ***	***	***
	121 ***	***	***
	122 ***	***	***
	123 ***	***	***
	124 ***	***	***
	125 ***	***	***
	126 ***	***	***
	127 ***	***	***
	128 ***	***	***
Paint rode		***
	129 ***	***	***
	130 ***	***	***
	131 ***	***	***
	132 ***	***	***
	133 ***	***	***
	134 ***	***	***
	135 ***	***	***
	136 ***	***	***
	137 ***	***	***
	138 ***	***	***
	139 ***	***	***
	140 ***	***	***
	141 ***	***	***
	142 ***	***	***
	143 ***	***	***
	144 ***	***	***
	145 ***	***	***
	146 ***	***	***
	147 ***	***	***
	148 ***	***	***
	149 ***	***	***
	150 ***	***	***
	151 ***	***	***
	152 ***	***	***
	153 ***	***	***
	154 ***	***	***
	155 ***	***	***
	156 ***	***	***
	157 ***	***	***
	158 ***	***	***
	159 ***	***	***
	160 ***	***	***

Milestone I is reached when the first 250 Catalogue nid# are available All Unique nrs should be part of the first 250 Catalogue nrs

Unique #	Product Code	Descriptions Location/Marker	Colour
	161 ***	***	***
	162 ***	***	***
	163 ***	***	***
	164 ***	***	***
	165 ***	***	***
	166 ***	***	***
	167 ***	***	***
	168 ***	***	***
	169 ***	***	***
	170 ***	***	***
	171 ***	***	***
	172 ***	***	***
	173 ***	***	***
	174 ***	***	***
	175 ***	***	***
	176 ***	***	***
	177 ***	***	***
	178 ***	***	***
	179 ***	***	***
	180 ***	***	***
	181 ***	***	***
	182 ***	***	***
	183 ***	***	***
	184 ***	***	***
	185 ***	***	***
	186 ***	***	***
	187 ***	***	***
	188 ***	***	***
	189 ***	***	***
	190 ***	***	***
	191 ***	***	***
	192 ***	***	***
	193 ***	***	***
	194 ***	***	***
	195 ***	***	***
	196 ***	***	***
	197 ***	***	***
	198 ***	***	***
	199 ***	***	***
	200 ***	***	***

Milestone I is reached when the first 250 Catalogue nid# are available All Unique nrs should be part of the first 250 Catalogue nrs

Unique #	Product Code	Descriptions Location/Marker	Colour
Telomere		***
	201 ***	***	***
	202 ***	***	***
	203 ***	***	***
	204 ***	***	***
	205 ***	***	***
	206 ***	***	***
	207 ***	***	***
	208 ***	***	***
	209 ***	***	***
	210 ***	***	***
	211 ***	***	***
	212 ***	***	***
	213 ***	***	***
	214 ***	***	***
	215 ***	***	***
	216 ***	***	***
	217 ***	***	***
	218 ***	***	***
	219 ***	***	***
	220 ***	***	***
	221 ***	***	***
	222 ***	***	***
	223 ***	***	***
	224 ***	***	***
	225 ***	***	***
	226 ***	***	***
	227 ***	***	***
	228 ***	***	***
	229 ***	***	***
	230 ***	***	***
	231 ***	***	***
	232 ***	***	***
	233 ***	***	***
	234 ***	***	***
	235 ***	***	***
	236 ***	***	***
	237 ***	***	***
	238 ***	***	***
	239 ***	***	***
	240 ***	***	***
	241 ***	***	***
	242 ***	***	***
	243 ***	***	***
	244 ***	***	***
	245 ***	***	***

Milestone I is reached when the first 250 Catalogue nid# are available All Unique nrs should be part of the first 250 Catalogue nrs

Unique #	Product Code	Descriptions Location/Marker	Colour
	246 ***	***	***
	247 ***	***	***
	248 ***	***	***
	249 ***	***	***
	250 ***	***	***
	251 ***	***	***
	252 ***	***	***
	253 ***	***	***
	254 ***	***	***
	255 ***	***	***
	256 ***	***	***
	257 ***	***	***
	258 ***	***	***
	259 ***	***	***
	260 ***	***	***
	261 ***	***	***
	262 ***	***	***
	263 ***	***	***
	264 ***	***	***
	265 ***	***	***
	266 ***	***	***
	267 ***	***	***
	268 ***	***	***
	269 ***	***	***
	270 ***	***	***
	271 ***	***	***
	272 ***	***	***
	273 ***	***	***
	274 ***	***	***
	275 ***	***	***
	276 ***	***	***
	277 ***	***	***
	278 ***	***	***
	279 ***	***	***
	280 ***	***	***
	281 ***	***	***
	282 ***	***	***
	283 ***	***	***
	284 ***	***	***
	285 ***	***	***
	286 ***	***	***
	287 ***	***	***
	289 ***	***	***
	290 ***	***	***
	291 ***	***	***
	292 ***	***	***

Milestone I is reached when the first 250 Catalogue nid# are available All Unique nrs should be part of the first 250 Catalogue nrs

Unique #	Product Code	Descriptions Location/Marker	Colour
	293 ***	***	***
	294 ***	***	***
	295 ***	***	***
	296 ***	***	***
	297 ***	***	***
	298 ***	***	***
	299 ***	***	***
	300 ***	***	***
	301 ***	***	***
	302 ***	***	***
	303 ***	***	***
	304 ***	***	***
	305 ***	***	***
	306 ***	***	***
	307 ***	***	***
	308 ***	***	***
	309 ***	***	***
	310 ***	***	***
	311 ***	***	***
	312 ***	***	***
	313 ***	***	***
	314 ***	***	***
	315 ***	***	***
	316 ***	***	***
	317 ***	***	***
	318 ***	***	***
	319 ***	***	***
	320 ***	***	***
	321 ***	***	***
	322 ***	***	***
	323 ***	***	***
	324 ***	***	***
Support Products
	325 ***	***
	326 ***	***
	327 ***	***

Exhibit D Immunicon Product Specifications

Candidates 1-11 selected on 8 februari 2007

Candidates 11-25 to be selected out of this list

If one of the candidtates fail to reacht the QC specs,

it may be replaced by one of the other candidates out of this list

Oncology Candidate	Location	Description Marker	Size	Colour
[*	*****			***	]
[*	*****			***	]
[*	*****			***	]
[*	*****			***	]
[*	*****			***	]
[*	*****			***	]
[*	*****			***	]
[*	*****			***	]
[*	*****			***	]
[*	*****			***	]
[*	*****			***	]
[*	*********		***	***	]
[*	*********	***	***	***	]
[*	*********	***	***	***	]
[*	*********	***	***	***	]
[*	*********	***	***	***	]
[*	*********	***	***	***	]
[*	*********	***	***	***	]
[*	*********	***	***	***	]
[*	*********	***	***	***	]
[*	*********	***	***	***	]
[*	*********	***	***	***	]
[*	*********	***	***	***	]
[*	*********	***	***	***	]
[*	*********	***	***	***	]
[*	*********	***	***	***	]
[*	*********	***	***	***	]
[*	*********	***	***	***	]
[*	*********	***	***	***	]

Exhibit E Immunicon Probes

This Exhibit is intentionally left blank by the parties at the Effective Date. Immunicon will add Immunicon Probes to this exhibit promptly upon determination of the probe composition of a Kreatech Product or Immunicon Product. Immunicon shall amend this Exhibit whenever an upgrade in probe composition of a Kreatech Product or Immunicon Product is introduced, said upgrade rendering this Exhibit incomplete.

Exhibit F Kreatech Probes

This Exhibit is intentionally left blank by the parties at the Effective Date. Kreatech will add Kreatech Probes to this exhibit promptly upon determination of the probe composition of a Kreatech Product or Immunicon Product. Kreatech shall amend this Exhibit whenever an upgrade in probe composition of a Kreatech Product or Immunicon Product is introduced, said upgrade rendering this Exhibit incomplete.

Exhibit G Listed Companies

[*********;]

[**********;]

[*******;]

[*****;]

[*******;]

[********]

Exhibit H Change in Control Form

This is to certify that [Acquirer], being the successor to all or substantially all of the business and assets of the [assigning party], and to all or substantially all of the obligations and liabilities of the [assigning party], hereby irrevocably assumes, subject to the right of Acquirer to exercise all of the rights and benefits of the assigning party thereunder, all of the obligations and liabilities of the [assigning party] under the certain agreement entitled “Exclusive Cross-License Agreement,” by and between Immunicon Corporation and Kreatech Biotechnology BV having an Effective Date as provided therein of _____________, including the same as may be amended from time to time by written agreement of the parties thereto (the “Agreement”); and further provided that the Acquirer hereby agrees to abide by all of the terms and conditions of the Agreement applicable to the assigning party subject to its right to exercise the rights of the assigning party under the Agreement.